Exhibit 99

                                        PROXY

                  PEOPLES BANK & TRUST COMPANY OF ST. BERNARD
                           SPECIAL MEETING OF SHAREHOLDERS




             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


          The undersigned hereby constitutes and appoints Nicholas P. Trist, Jr., Richard J. Brennan and John F. Rowley, or any of them, the proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock of Peoples Bank & Trust Company of St. Bernard (the "Bank") that the undersigned is entitled to vote at the special meeting of the shareholders of the Bank to be held on September ___, 1995 and at any and all adjournments thereof.

          1.A proposal to approve an Amended and Restated Agreement and Plan of Merger (the "Plan") pursuant to which, among other things, the Bank will merge into First National Bank of Commerce and, on the effective date of the merger, each outstanding share of common stock of the Bank other than shares owned by Peoples Bancshares, Inc. will be converted into a number of shares of common stock of First Commerce Corporation as determined in accordance with the terms of the Plan.

                    FOR ____       AGAINST ____        ABSTAIN ____

          2.In their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.

          THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN.

          Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized persons. If a partnership, please sign in partnership name by authorized persons.


          Dated:  ________________, 1995

                                        Signature of Shareholder



                                      Signature (if jointly owned)


Insert Mailing Label




                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD TO THE BANK PROMPTLY USING THE ENCLOSED ENVELOPE.

                                         PROXY

                            PEOPLES BANCSHARES, INC.
                           SPECIAL MEETING OF SHAREHOLDERS




             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

          The undersigned hereby constitutes and appoints Nicholas P. Trist, Jr., Richard J. Brennan and John F. Rowley, or any of them, the proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock of Peoples Bancshares, Inc. (the "Company") that the undersigned is entitled to vote at the special meeting of the shareholders of the Company to be held on September ___, 1995 and at any and all adjournments thereof.

          1.A   proposal  to  approve  an  Amendment  to  the  Articles  of
          Incorporation   of   the  Company  repealing  Article 17  in  its
          entirety.

                    FOR______      AGAINST____  ABSTAIN______

          2.A proposal to approve an Amended and Restated Agreement and Plan of Merger (the "Plan") pursuant to which, among other things, the Company will merge into First Commerce Corporation ("FCC") and, on the effective date of the merger, each outstanding share of common stock of the Company will be converted into a number of shares of FCC common stock as determined in accordance with the terms of the Plan.

                    FOR ____       AGAINST ____ ABSTAIN ____

          3.In their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.

          THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN.

          Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized persons. If a partnership, please sign in partnership name by authorized persons.


          Dated:  ________________, 1995

                                               Signature of Shareholder



                                               Signature (if jointly owned)


Insert Mailing Label



                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                  TO THE COMPANY PROMPTLY USING THE ENCLOSED ENVELOPE.